UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-22294

Western Asset Investment Grade Defined Opportunity Trust Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2011

ITEM 1.                                                     SCHEDULE OF INVESTMENTS

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

FORM N-Q

AUGUST 31, 2011

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited)

August 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES — 93.4%
CONSUMER DISCRETIONARY — 9.2%
Automobiles — 1.3%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	$1,000,000	$1,207,981
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	680,000	661,646
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	960,000	964,944
Total Automobiles				2,834,571
Hotels, Restaurants & Leisure — 0.8%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,250,000	1,353,125
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	320,000	360,000
Total Hotels, Restaurants & Leisure				1,713,125
Media — 6.1%
Comcast Corp., Bonds	6.400%	5/15/38	2,500,000	2,802,100
Comcast Corp., Senior Notes	5.700%	7/1/19	1,500,000	1,754,706
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,250,000	1,334,375
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	1,000,000	1,055,000	(a)
News America Inc., Senior Notes	6.650%	11/15/37	2,400,000	2,605,118
Time Warner Cable Inc., Debentures	7.300%	7/1/38	500,000	593,791
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,100,000	1,425,467
Time Warner Inc., Senior Notes	4.750%	3/29/21	700,000	753,183
United Business Media Ltd., Notes	5.750%	11/3/20	300,000	316,892	(a)
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,000,000	1,162,734
Total Media				13,803,366
Specialty Retail — 0.5%
Gap Inc., Senior Notes	5.950%	4/12/21	1,240,000	1,179,453
Textiles, Apparel & Luxury Goods — 0.5%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,000,000	1,115,000
TOTAL CONSUMER DISCRETIONARY				20,645,515
CONSUMER STAPLES — 4.7%
Beverages — 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	7.750%	1/15/19	450,000	593,135
Food & Staples Retailing — 0.7%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	600,000	727,638
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	890,000	947,533	(a)
Total Food & Staples Retailing				1,675,171
Food Products — 1.2%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,030,000	1,171,888
Ralcorp Holdings Inc., Senior Secured Notes	4.950%	8/15/20	600,000	608,861
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	801,000	909,135
Total Food Products				2,689,884
Tobacco — 2.5%
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,000,000	1,323,176
Altria Group Inc., Senior Notes	4.750%	5/5/21	220,000	229,074
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	540,000	649,927
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	470,000	534,434
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	510,000	513,278
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	2,000,000	2,412,492
Total Tobacco				5,662,381
TOTAL CONSUMER STAPLES				10,620,571
ENERGY — 13.3%
Energy Equipment & Services — 0.4%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	420,000	448,250
Ensco PLC, Senior Notes	4.700%	3/15/21	390,000	408,451
Total Energy Equipment & Services				856,701
Oil, Gas & Consumable Fuels — 12.9%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	340,000	382,610
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	340,000	393,121
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	770,000	823,118

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels — continued
Apache Corp., Senior Notes	5.100%	9/1/40	$140,000	$150,487
Apache Corp., Senior Notes	5.250%	2/1/42	160,000	175,590
Arch Coal Inc., Senior Notes	7.000%	6/15/19	440,000	435,600	(a)
ConocoPhillips, Notes	6.500%	2/1/39	1,500,000	1,900,416
DCP Midstream LLC, Senior Notes	9.750%	3/15/19	1,000,000	1,343,755	(a)
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	1,080,000	1,459,004
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	460,000	466,818
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	2,000,000	2,352,532
EOG Resources Inc., Senior Notes	6.875%	10/1/18	800,000	993,538
Hess Corp., Notes	8.125%	2/15/19	1,400,000	1,828,974
Hess Corp., Notes	7.875%	10/1/29	440,000	569,582
Hess Corp., Senior Bonds	6.000%	1/15/40	520,000	570,780
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,320,000	1,555,145
Kinder Morgan Energy Partners LP, Senior Notes	5.950%	2/15/18	800,000	914,869
Noble Energy Inc., Senior Notes	6.000%	3/1/41	660,000	718,293
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,000,000	1,110,178
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,109,000	1,208,686
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,200,000	1,362,000
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	250,000	273,375
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,000,000	1,107,500
Shell International Finance BV, Senior Notes	6.375%	12/15/38	1,500,000	1,925,708
Spectra Energy Partners LP, Senior Notes	4.600%	6/15/21	420,000	435,203
TNK-BP Finance SA, Senior Notes	7.500%	3/13/13	870,000	928,725	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	10,000	9,856	(a)
Valero Energy Corp., Senior Notes	9.375%	3/15/19	700,000	910,830
Williams Cos. Inc., Notes	7.875%	9/1/21	1,490,000	1,877,881
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	100,000	120,118
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	240,000	312,257
Williams Partners LP, Senior Notes	5.250%	3/15/20	460,000	501,359
Total Oil, Gas & Consumable Fuels				29,117,908
TOTAL ENERGY				29,974,609
FINANCIALS — 33.9%
Capital Markets — 8.6%
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	1,570,000	1,856,120
Credit Suisse New York, Senior Notes	5.300%	8/13/19	560,000	587,128
GFI Group Inc., Senior Notes	8.375%	7/19/18	810,000	805,950	(a)
Goldman Sachs Group Inc., Senior Notes	5.950%	1/18/18	4,250,000	4,528,298
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	500,000	572,020
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	470,000	478,351
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	870,000	883,708
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,550,000	2,516,707
Jefferies Group Inc., Senior Notes	5.125%	4/13/18	420,000	419,280
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	990,000	1,028,801
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,750,000	1,877,645
Morgan Stanley, Senior Notes	5.500%	1/26/20	1,950,000	1,937,604
Morgan Stanley, Senior Notes	5.500%	7/24/20	200,000	195,934
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	1,330,000	1,441,519
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	250,000	251,246
Total Capital Markets				19,380,311
Commercial Banks — 7.2%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	240,000	240,000	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	250,000	246,875	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,100,000	1,073,842
BNP Paribas, Senior Notes	5.000%	1/15/21	10,000	10,351
CIT Group Inc., Secured Notes	5.250%	4/1/14	630,000	612,675	(a)
CIT Group Inc., Secured Notes	6.625%	4/1/18	480,000	482,400	(a)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	110,000	117,982	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	5.250%	5/24/41	1,210,000	1,282,118
HSBC Holdings PLC, Senior Notes	5.100%	4/5/21	230,000	247,215

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks — continued
Intesa Sanpaolo SpA, Senior Notes	6.500%	2/24/21	$1,350,000	$1,281,903	(a)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	630,000	658,409
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	870,000	795,518	(a)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	1,170,000	1,181,312
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	120,000	119,292
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	740,000	713,672
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	100,000	101,444
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	700,000	659,542	(a)
Societe Generale, Senior Notes	5.200%	4/15/21	1,180,000	1,095,858	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	10/17/11	270,000	237,263	(b)(c)
Wachovia Corp., Senior Notes	5.750%	2/1/18	4,400,000	5,040,671
Total Commercial Banks				16,198,342
Consumer Finance — 3.8%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,500,000	1,518,750
American Express Co., Senior Notes	8.125%	5/20/19	2,760,000	3,551,745
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	1,620,000	1,568,597	(a)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,850,000	1,905,557
Total Consumer Finance				8,544,649
Diversified Financial Services — 9.8%
Bank of America Corp., Senior Notes	7.625%	6/1/19	2,760,000	3,122,391
Bank of America Corp., Senior Notes	5.625%	7/1/20	180,000	182,607
Bank of America Corp., Senior Notes	5.000%	5/13/21	1,380,000	1,353,447
Citigroup Inc., Senior Notes	6.375%	8/12/14	300,000	327,417
Citigroup Inc., Senior Notes	6.000%	8/15/17	2,250,000	2,442,726
Citigroup Inc., Senior Notes	8.500%	5/22/19	500,000	612,036
Citigroup Inc., Senior Notes	6.875%	3/5/38	2,000,000	2,131,654
Citigroup Inc., Senior Notes	8.125%	7/15/39	1,350,000	1,630,922
General Electric Capital Corp., Notes	5.300%	2/11/21	1,100,000	1,173,520
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	790,000	890,315
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	350,000	361,509
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	2,540,000	2,932,003
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	810,000	832,275
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	220,000	199,403
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	330,000	336,600
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	130,000	132,600	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	670,000	680,050	(a)
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	1,030,000	1,045,450	(a)
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	1,500,000	1,699,530
Total Diversified Financial Services				22,086,455
Insurance — 4.1%
ACE INA Holdings Inc., Senior Notes	5.600%	5/15/15	1,300,000	1,434,549
American International Group Inc., Senior Notes	6.400%	12/15/20	1,500,000	1,580,742
Chubb Corp., Senior Notes	6.500%	5/15/38	600,000	703,313
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	290,000	331,720
ING Capital Funding Trust III, Junior Subordinated Bonds	3.846%	12/31/11	410,000	354,398	(b)(c)
MetLife Inc., Senior Notes	6.817%	8/15/18	1,300,000	1,540,352
Nationwide Mutual Insurance Co., Notes	9.375%	8/15/39	520,000	616,139	(a)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	1,050,000	1,252,380	(a)
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	400,000	451,329
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	860,000	866,538
Total Insurance				9,131,460
Real Estate Investment Trusts (REITs) — 0.3%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	580,000	658,637	(a)

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Real Estate Investment Trusts (REITs) — continued
Westfield America Trust, Senior Notes	4.625%	5/10/21	$120,000	$117,122	(a)
Total Real Estate Investment Trusts (REITs)				775,759
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	270,000	268,845
TOTAL FINANCIALS				76,385,821
HEALTH CARE — 4.8%
Health Care Equipment & Supplies — 0.5%
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	1,000,000	1,060,000	(d)
Health Care Providers & Services — 3.0%
CIGNA Corp., Senior Notes	4.500%	3/15/21	470,000	492,442
Highmark Inc., Senior Notes	4.750%	5/15/21	570,000	581,277	(a)
Humana Inc., Senior Notes	6.450%	6/1/16	1,000,000	1,147,493
Humana Inc., Senior Notes	7.200%	6/15/18	1,000,000	1,195,722
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	580,000	526,350	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,000,000	1,105,000
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	430,000	457,950
WellPoint Inc., Notes	5.250%	1/15/16	1,200,000	1,351,386
Total Health Care Providers & Services				6,857,620
Pharmaceuticals — 1.3%
Pfizer Inc., Senior Notes	7.200%	3/15/39	560,000	760,049
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	550,000	664,198	(a)
Wyeth, Notes	5.950%	4/1/37	1,300,000	1,504,420
Total Pharmaceuticals				2,928,667
TOTAL HEALTH CARE				10,846,287
INDUSTRIALS — 4.0%
Aerospace & Defense — 0.2%
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	460,000	469,200
Air Freight & Logistics — 0.4%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	700,000	880,284
Airlines — 1.8%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	393,551	393,551
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	240,805	250,437
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	771,053	809,605
Delta Air Lines, Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	775,908	814,703
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	200,772	200,772
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	480,000	496,800	(a)
United Air Lines Inc., Senior Secured Notes	12.000%	11/1/13	570,000	592,800	(a)
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	222,336	252,351
United Airlines, Pass-Through Trust, Senior Secured Notes	10.400%	11/1/16	200,007	219,247
Total Airlines				4,030,266
Commercial Services & Supplies — 1.2%
Avery Dennison Corp., Senior Notes	5.375%	4/15/20	420,000	432,514
Republic Services Inc., Senior Notes	5.500%	9/15/19	220,000	252,958
Republic Services Inc., Senior Notes	4.750%	5/15/23	850,000	905,335
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	1,000,000	1,080,000	(a)
Total Commercial Services & Supplies				2,670,807
Machinery — 0.1%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	180,000	208,538
Road & Rail — 0.3%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	650,000	754,975
TOTAL INDUSTRIALS				9,014,070

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
INFORMATION TECHNOLOGY — 0.7%
Electronic Equipment, Instruments & Components — 0.3%
Corning Inc., Senior Notes	5.750%	8/15/40	$630,000	$667,051
IT Services — 0.2%
Mantech International Corp., Senior Notes	7.250%	4/15/18	540,000	544,050
Semiconductors & Semiconductor Equipment — 0.2%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	360,000	440,457
TOTAL INFORMATION TECHNOLOGY				1,651,558
MATERIALS — 6.7%
Chemicals — 0.3%
Potash Corp. of Saskatchewan Inc., Senior Notes	5.625%	12/1/40	530,000	587,738
Containers & Packaging — 0.7%
Ball Corp., Senior Notes	6.625%	3/15/18	180,000	185,400
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	1,300,000	1,332,500
Total Containers & Packaging				1,517,900
Metals & Mining — 4.5%
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	620,000	626,119
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	2,360,000	2,548,689
Novelis Inc., Senior Notes	8.750%	12/15/20	420,000	444,150
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	2,000,000	2,733,558
Southern Copper Corp., Senior Notes	5.375%	4/16/20	260,000	279,872
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,100,000	2,410,382
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	1,000,000	1,101,880	(a)
Total Metals & Mining				10,144,650
Paper & Forest Products — 1.2%
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	500,000	442,500	†
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	1,030,000	1,117,550	(a)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	1,170,000	1,246,050
Total Paper & Forest Products				2,806,100
TOTAL MATERIALS				15,056,388
TELECOMMUNICATION SERVICES — 9.1%
Diversified Telecommunication Services — 5.9%
AT&T Inc., Global Notes	5.600%	5/15/18	1,500,000	1,735,279
AT&T Inc., Global Notes	6.550%	2/15/39	250,000	290,176
AT&T Inc., Senior Notes	5.550%	8/15/41	1,990,000	2,105,118
British Telecommunications PLC, Bonds	9.875%	12/15/30	2,000,000	2,926,618
Embarq Corp., Notes	7.995%	6/1/36	1,500,000	1,429,645
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	330,000	429,612
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	1,000,000	974,803
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	1,150,000	1,155,788
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	230,000	219,011
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	980,000	949,563
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	410,000	409,796
Verizon Communications Inc., Senior Notes	8.950%	3/1/39	430,000	641,655
Total Diversified Telecommunication Services				13,267,064
Wireless Telecommunication Services — 3.2%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	1,400,000	1,568,619
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	2,000,000	2,692,052
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	1,000,000	1,222,826
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,790,000	1,843,700
Total Wireless Telecommunication Services				7,327,197
TOTAL TELECOMMUNICATION SERVICES				20,594,261
UTILITIES — 7.0%
Electric Utilities — 5.3%
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	600,000	699,076
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	600,000	731,867
FirstEnergy Corp., Notes	7.375%	11/15/31	2,230,000	2,600,896
IPALCO Enterprises Inc., Senior Secured Notes	7.250%	4/1/16	1,030,000	1,109,068	(a)

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Electric Utilities — continued
MidAmerican Energy Holdings Co., Bonds	6.125%	4/1/36	$1,000,000	$1,161,529
MidAmerican Energy Holdings Co., Senior Notes	5.750%	4/1/18	1,000,000	1,166,410
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	600,000	800,499
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	820,000	927,006
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,000,000	2,010,000
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	500,000	786,469
Total Electric Utilities				11,992,820
Gas Utilities — 0.9%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	1,500,000	1,927,158
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	8.000%	6/1/20	1,100,000	1,160,500
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	500,000	663,600
TOTAL UTILITIES				15,744,078
TOTAL CORPORATE BONDS & NOTES (Cost — $191,419,200)				210,533,158
COLLATERALIZED SENIOR LOANS — 2.8%
CONSUMER DISCRETIONARY — 1.7%
Hotels, Restaurants & Leisure — 0.9%
CCM Merger Inc., Term Loan B	7.000%	3/1/17	915,036	894,447	(e)
VML U.S. Finance LLC, Term Loan B	4.730%	5/27/13	772,446	768,262	(e)
VML U.S. Finance LLC, Term Loan B3	4.730%	5/25/12	448,347	445,918	(e)
Total Hotels, Restaurants & Leisure				2,108,627
Media — 0.8%
Cengage Learning Acquisitions Inc., Term Loan	2.500%	7/3/14	979,644	818,492	(e)
Nielsen Finance LLC, Term Loan B	3.956%	5/2/16	977,625	934,610	(e)
Total Media				1,753,102
TOTAL CONSUMER DISCRETIONARY				3,861,729
HEALTH CARE — 0.4%
Health Care Equipment & Supplies — 0.4%
Fenwal Inc., First Lien Term Loan	2.471 - 2.573%	2/28/14	973,154	900,167	(e)
INFORMATION TECHNOLOGY — 0.4%
IT Services — 0.4%
First Data Corp., Term Loan B	4.217%	3/23/18	401,246	338,719	(e)
First Data Corp., Term Loan B2	2.967%	9/24/14	486,648	431,697	(e)
TOTAL INFORMATION TECHNOLOGY				770,416
UTILITIES — 0.3%
Electric Utilities — 0.3%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.706 - 4.772%	10/10/17	944,308	696,428	(e)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $6,174,235)				6,228,740
MUNICIPAL BONDS — 0.5%
Illinois — 0.5%
Illinois State, GO	5.665%	3/1/18	530,000	568,706
Illinois State, GO	5.877%	3/1/19	530,000	567,259
TOTAL MUNICIPAL BONDS (Cost — $1,060,000)				1,135,965
SOVEREIGN BONDS — 1.0%
Russia — 1.0%
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,000,000	1,122,500	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	865,000	1,036,962	(a)
TOTAL SOVEREIGN BONDS (Cost — $1,882,470)				2,159,462

			SHARES
CONVERTIBLE PREFERRED STOCKS — 0.3%
FINANCIALS — 0.3%
Citigroup Inc. (Cost - $888,750)	7.500%		7,500	709,575

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS — 1.3%
FINANCIALS — 1.3%
Commercial Banks — 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		7,725	$211,510
Consumer Finance — 0.8%
GMAC Capital Trust I	8.125%		82,100	1,752,835	(b)
Diversified Financial Services — 0.4%
Citigroup Capital XIII	7.875%		39,950	1,040,298	(b)
TOTAL PREFERRED STOCKS (Cost — $3,295,468)				3,004,643
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $204,720,123)				223,771,543

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS — 0.2%
U.S. Government Agencies — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.090 - 0.120%	1/10/12	$463,000	462,966	(f)(g)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	1/10/12	45,000	44,997	(f)(g)
TOTAL SHORT-TERM INVESTMENTS (Cost — $507,789)				507,963
TOTAL INVESTMENTS — 99.5% (Cost — $205,227,912#)				224,279,506
Other Assets in Excess of Liabilities — 0.5%				1,087,069
TOTAL NET ASSETS — 100.0%				$225,366,575

(a)                Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)               Variable rate security.  Interest rate disclosed is as of the most recent information available.

(c)                Security has no maturity date.  The date shown represents the next call date.

(d)               Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)                Interest rates disclosed represent the effective rates on collateralized senior loans.  Ranges in interest rates are attributable to multiple contracts under the same loan.

(f)                  Rate shown represents yield-to-maturity.

(g)               All or a portion of this security is held at the broker as collateral for open futures contracts.

†                        Subsequent to August 31, 2011, the issuer filed for bankruptcy.

#                       Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

GO                  - General Obligation

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$210,533,158	—	$210,533,158

Notes to Schedule of Investments (unaudited) (continued)

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Collateralized senior loans	—	$6,228,740	—	$6,228,740
Municipal bonds	—	1,135,965	—	1,135,965
Sovereign bonds	—	2,159,462	—	2,159,462
Convertible preferred stocks	$709,575	—	—	709,575
Preferred stocks	3,004,643	—	—	3,004,643
Total long-term investments	$3,714,218	$220,057,325	—	$223,771,543
Short-term investments†	—	507,963	—	507,963
Total investments	$3,714,218	$220,565,288	—	$224,279,506
Other financial instruments:
Futures contracts	$17,699	—	—	$17,699
Total	$3,731,917	$220,565,288	—	$224,297,205

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$(24,951)	—	—	$(24,951)

†See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Credit and market risk.  The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund may enter into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of August 31, 2011, the Fund did not have any open derivative transactions with credit related contingent features.

(g) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At August 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$20,706,870
Gross unrealized depreciation	(1,655,276)
Net unrealized appreciation	$19,051,594

At August 31, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	14	12/11	$2,025,280	$2,004,188	$(21,092)
Contracts to Sell:
U.S. Treasury 2-Year Notes	6	12/11	1,322,324	1,323,000	(676)
U.S. Treasury 5-Year Notes	25	12/11	3,060,489	3,063,672	(3,183)
U.S. Treasury 10-Year Notes	172	12/11	22,196,488	22,193,375	3,113

Notes to Schedule of Investments (unaudited) (continued)

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
U.S. Treasury 30-Year Bonds	84	12/11	$11,441,211	$11,426,625	$14,586
					13,840
Net unrealized loss on open futures contracts					$(7,252)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2011.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$17,699	$(24,951)	$(7,252)

During the period ended August 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$2,505,438
Futures contracts (to sell)	20,211,087

ITEM 2.                                                   CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                   EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Investment Grade Defined Opportunity Trust Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  October 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  October 26, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:  October 26, 2011